UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 20, 2018
 NETGEAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose, CA 95134
(Address, including zip code, of principal executive offices)

(408) 907-8000
Registrant's telephone number, including area code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective April 20, 2018, the Board of Directors (the “Board”) of NETGEAR, Inc. (the “Company”) adopted amendments to the Company’s Amended and Restated Bylaws (as so amended, the “Amended Bylaws”) primarily to implement a majority voting standard for uncontested director elections.

The Amended Bylaws provide that a director nominee shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Notwithstanding the foregoing, directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which, as of the date that is ten (10) calendar days in advance of the date the Company files its definitive proxy statement (regardless of whether thereafter revised or supplemented) for such meeting with the Securities and Exchange Commission, the number of nominees exceeds the number of directors to be elected at the meeting.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01 Other Events.

On and effective April 20, 2018, in connection with the Amended Bylaws, the Board also adopted amendments to the Company’s Corporate Governance Guidelines (as amended, the “Amended Corporate Governance Guidelines”) primarily to provide a director resignation policy (the “Resignation Policy”).  Under the Resignation Policy, an incumbent director must tender his or her resignation to the Board if the director does not receive the required majority vote in an uncontested election.  The Nominating and Corporate Governance Committee will then make a recommendation to the Board to accept or reject such resignation, and the Board will take formal action on the Nominating and Corporate Governance Committee’s recommendation no later than 90 days after the stockholder meeting at which the election of directors occurred.

The foregoing summary is qualified in its entirety by reference to the Amended Corporate Governance Guidelines, which are attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.2	Amended and Restated Bylaws of NETGEAR, Inc., dated April 20, 2018
99.1	Corporate Governance Guidelines, dated April 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2018
NETGEAR, INC.

	By:	/s/ Andrew W. Kim
Andrew W. Kim
Senior Vice President, Corporate Development and General Counsel